UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 FORM 8-K12(g)3


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 2004


                             GLOBAL ENVIROTECH, INC.
             (Exact name of registrant as specified in its charter)



Colorado                               000-50162              26-0032607
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(State or other jurisdiction         (Commission              IRS Employer
of incorporation pre-merger)          File Number)            Identification No.


                  7293 South Sherman, Littleton, Colorado 80122
               (Address of principal executive offices)(Zip Code)

            Registrant's telephone number, including area code: None



                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Total number of pages in this document: 3

                                TABLE OF CONTENTS


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.....................................2

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.................................2

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP...........................................2

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT........................2

ITEM 5.   OTHER EVENTS.........................................................2

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF
              NEW DIRECTORS....................................................2

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS ...................................2

ITEM 8.   CHANGE IN FISCAL YEAR ...............................................3

ITEM 9.   REGULATION FD DISCLOSURE.............................................3

ITEM 10.  AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
          PROVISION OF THE CODE OF ETHICS......................................3

ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE
          BENEFIT PLANS........................................................3

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION........................3

SIGNATURES.....................................................................3

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Global Envirotech, Inc. entered into a Business Assets Transfer Agreement with Carl Urich on April 28, 2004 to acquire the business, products and certain properties and assets owned by Carl Urich and related to such business of the manufacturing and marketing the Turbomaster Fuel Saving device. The Business Assets Transfer Agreement is attached as Exhibit 10.1.

ITEM 3.  BANKRUPCTY OR RECEIVERSHIP

Not applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.


ITEM 5.  OTHER EVENTS.

Not applicable.


ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

Not applicable.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements -      None.


         (b)      Exhibits

                  10.1 -                      Business Assets Transfer Agreement

         (c)      Ethics and Integrity Policy

                  None.

ITEM 8.  CHANGE IN FISCAL YEAR

Not applicable.


ITEM 9.  REGULATION FD DISCLOSURE

Not applicable.


ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not applicable.


ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE
          BENEFIT PLANS

Not applicable.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not applicable.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                             GLOBAL ENVIROTECH, INC.
                             ----------------------
                                  (Registrant)

Dated: June 23, 2004

                              /s/Carl Urich
                              ---------------------
                              Carl Urich, President







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